UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2017

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 6, 2017, CVD Equipment Corporation (the “Company”) filed a Current Report on Form 8-K (the ”Original 8-K”) disclosing that on October 31, 2017, the Company, through its newly formed, wholly-owned subsidiary, CVD Mesoscribe Technologies Corporation, a New York corporation (“Buyer”) acquired substantially all of the operating assets and business (the “Acquisition”) of Mesoscribe Technologies, Inc., a Delaware corporation (“Mesoscribe”) (excluding cash, accounts receivable and other specified excluded assets) pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”), as more particularly described in the Asset Purchase Agreement.

This Current Report on Form 8-K/A amends the Original 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below. Except as otherwise provided herein, this Current Report on Form 8-K/A does not amend or restate the Original 8-K, nor does it modify or update any of the information made in the Original 8-K.

Item 9.01     Financial Statements and Exhibits

(a)

The audited financial statements of Mesoscribe as of and for the fiscal years ended September 30, 2016 and 2015, including the notes thereto, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed balance sheet of Mesoscribe as of June 30, 2017 and the related statement of operations and statement of cash flows for the three and nine months ended June 30, 2017, including the notes thereto, are included as Exhibit 99.2 to this Current report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information with respect to the Company’s acquisition of Mesoscribe is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Audited financial statements of Mesoscribe as of and for the fiscal years ended September 30, 2016 and 2015, including the notes thereto;

99.2	Unaudited condensed balance sheet of Mesoscribe as of June 30, 2017 and the related statement of operations and statement of cash flows for the three and nine months ended June 30, 2017, including the notes thereto;

99.3	Unaudited pro forma combined financial information with respect to the Company’s acquisition of Mesoscribe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2018

CVD EQUIPMENT CORPORATION

By:/s/ Leonard A. Rosenbaum
Name:Leonard A. Rosenbaum
Title: Chairman, President and Chief Executive Officer